UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01              Changes in Registrant’s Certifying Accountant.

Effective November 16, 2017, Hein & Associates LLP (“Hein”), the independent registered public accounting firm for Global Power Equipment Group Inc. (the “Company”), combined with Moss Adams LLP (“Moss Adams”). As a result of this transaction, on November 16, 2017, Hein resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Company’s audit committee approved the engagement of Moss Adams as the new independent registered public accounting firm for the Company.

The audit reports of Hein on the Company’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2016, and through the subsequent interim period preceding Hein’s resignation, there were no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein, would have caused Hein to make reference thereto in its reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended December 31, 2016 and through the subsequent interim period preceding Hein’s resignation, there were the following reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K:

As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for each of the fiscal years ended December 31, 2016 and 2015, the Company’s management concluded that the Company’s  internal control over financial reporting was not effective as of December 31, 2016 and 2015 due to material weaknesses. These material weaknesses have not been remediated as of the date of this Current Report on Form 8-K.

Other than as disclosed above, there were no reportable events during the fiscal years ended December 31, 2016 and 2015, and through the subsequent interim period preceding Hein’s resignation.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the engagement of Moss Adams, neither the Company nor anyone on its behalf consulted with Moss Adams with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice of Moss Adams was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) under the Securities Act of 1933, as amended, and the related instructions related thereto), or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Hein with a copy of the disclosures it is making in this report and requested that Hein furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of the letter, dated November 20, 2017, is filed as Exhibit 16.1 to this report.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Hein & Associates LLP to the U.S. Securities and Exchange Commission, dated November 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2017

Global Power Equipment Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel, & Secretary